UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-03940

BNY Mellon Strategic Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices) (Zip Code)

Deirdre Cunnane, Esq.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (212) 922-6400

Date of fiscal year end: 05/31

Date of reporting period: 05/31/24

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Select Managers Small Cap Growth Fund

FORM N-CSR

Item 1.  Reports to Stockholders.

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class A – DSGAX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A*	$130	1.30%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class A shares returned 15.79%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class A shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account the maximum initial sales charge on Class A shares and applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
Class A Shares	1YR	5YR	10YR
with Maximum Sales Charge - 5.75%	9.13%	6.19%	7.14%
without Sales Charge	15.79%	7.45%	7.78%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6289AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class C – DSGCX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C*	$205	2.05%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class C shares returned 14.94%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class C shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account the maximum deferred sales charge on Class C shares and applicable fees and expenses of the Fund, including management fees, 12b-1 fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
Class C Shares	1YR		5YR	10YR
with Maximum Deferred Sales Charge - 1.00%	13.94%	*	6.64%	6.98%
without Deferred Sales Charge	14.94%		6.64%	6.98%
Russell 3000® Index (broad-based index)**	27.58%		15.00%	12.09%
Russell 2000® Growth Index	18.38%		7.79%	8.06%

*	The maximum contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of the date purchased.
**

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6290AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class I – DSGIX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I*	$105	1.05%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class I shares returned 16.12%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $10,000 Years Ended 5/31

The above graph compares a hypothetical $10,000 investment in the Fund’s Class I shares to a hypothetical investment of $10,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
	1YR	5YR	10YR
Class I Shares	16.12%	7.75%	8.09%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-6291AR0524

BNY Mellon Select Managers Small Cap Growth Fund	ANNUAL SHAREHOLDER REPORT MAY 31, 2024

Class Y – DSGYX

This annual shareholder report contains important information about BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at im.bnymellon.com/literaturecenter. You can also request this information by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y*	$98	0.98%

*

During the period, fees were waived and/or expenses reimbursed pursuant to an agreement with the Fund’s investment adviser, BNY Mellon Investment Adviser, Inc. If this agreement is not extended in the future, expenses could be higher.

How did the Fund perform last year?

• For the 12-month period ended May 31, 2024, the Fund’s Class Y shares returned 16.21%.

• In comparison, the Russell 2000® Growth Index returned 18.38% for the same period.

What affected the Fund’s performance?

• Despite some volatility, the equity market produced a strong performance. Certain surprising data releases pointed to economic strength, and rate cut expectations, coupled with the productivity promise of AI technologies, continued to lift market sentiment.

• Both sector allocation and stock selection detracted from the Fund’s performance, especially stock selection in the information technology sector. An underweight to the volatility factor also detracted from performance.

• Stock selection in industrials was the primary contributor to the Fund’s performance, while an overweight to this best-performing sector also added to the performance. An overweight to the momentum factor helped performance as well.

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How did the Fund perform over the past 10 years?

The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance from June 1, 2014 through May 31, 2024 Initial Investment of $1,000,000 Years Ended 5/31

The above graph compares a hypothetical $1,000,000 investment in the Fund’s Class Y shares to a hypothetical investment of $1,000,000 made in each of the Russell 3000® Index (a broad-based index) and Russell 2000® Growth Index on 5/31/2014. The performance shown takes into account applicable fees and expenses of the Fund, including management fees and other expenses. The Fund’s performance also assumes the reinvestment of dividends and capital gains. Unlike the Fund, the indexes are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.

AVERAGE ANNUAL TOTAL RETURNS (AS OF 5/31/24)
	1YR	5YR	10YR
Class Y Shares	16.21%	7.81%	8.13%
Russell 3000® Index (broad-based index)*	27.58%	15.00%	12.09%
Russell 2000® Growth Index	18.38%	7.79%	8.06%

*

In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective as of May 31, 2024.

The performance data quoted represent past performance, which is no guarantee of future results. For more current information visit im.bnymellon.com/literaturecenter.

KEY FUND STATISTICS (AS OF 5/31/24)

Fund Size (Millions)	Number of Holdings	Total Advisory Fee Paid During Period	Annual Portfolio Turnover
$86	268	$1,360,872	81.76%

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

Portfolio Holdings (as of 5/31/24)

Sector Allocation (Based on Net Assets)

Not FDIC Insured. Not Bank-Guaranteed. May Lose Value

How has the Fund changed?

• The Board of Directors has approved the liquidation of the Fund, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fund management, the Fund’s portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the Fund was closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date.

This is a summary of certain changes to the Fund since June 1, 2023. For more complete information, you may review the Fund’s current prospectus, dated September 29, 2023, as supplemented on May 16, 2024, which is available at im.bnymellon.com/literaturecenter or upon request at 1-800-373-9387.

For additional information about the Fund, including its prospectus, financial information, portfolio holdings and proxy voting information, please visit im.bnymellon.com/literaturecenter.

© 2024 BNY Mellon Securities Corporation, Distributor, 240 Greenwich Street, 9th Floor, NewYork, NY 10281. Code-0533AR0524

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.   Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.   Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,261 in 2023 and $36,986 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,193 in 2023 and $8,910 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies..

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2023 and $4,763 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $6,737 in 2023 and $7,082 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $75 in 2023 and $71 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,767,321 in 2023 and $1,744,889 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Investments.

 Not applicable.

BNY Mellon Select Managers Small Cap Growth Fund

ANNUAL FINANCIALS AND OTHER INFORMATION May 31, 2024

Class	Ticker
A	DSGAX
C	DSGCX
I	DSGIX
Y	DSGYX

IMPORTANT NOTICE – CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments which have resulted in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Reports are now streamlined to highlight key information.  Certain information previously included in Reports, including financial statements, no longer appear in the Reports but will be available online within the Semi-Annual and Annual Financials and Other Information, delivered free of charge to shareholders upon request, and filed with the SEC.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

Please note the Annual Financials and Other Information only contains Items 7-11 required in
Form N-CSR. All other required items will be filed with the SEC.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

BNY Mellon Select Managers Small Cap Growth Fund

Statement of Investments

May 31, 2024

Description	Shares		Value ($)
Common Stocks - 86.3%
Automobiles & Components - 1.4%
Dorman Products, Inc.	4,439	[a]	408,255
Fox Factory Holding Corp.	4,287	[a]	199,860
Modine Manufacturing Co.	2,813	[a]	283,888
Patrick Industries, Inc.	444	[b]	50,882
Visteon Corp.	2,618	[a]	291,567
			1,234,452
Banks - 1.1%
Axos Financial, Inc.	11,352	[a]	611,532
Western Alliance Bancorp	2,269		143,015
Wintrust Financial Corp.	1,934		190,712
			945,259
Capital Goods - 16.6%
AAON, Inc.	12,388		929,719
AeroVironment, Inc.	2,845	[a]	575,117
Applied Industrial Technologies, Inc.	2,181		420,933
Argan, Inc.	1,066		75,292
Atkore, Inc.	2,913		443,213
AZZ, Inc.	984		82,538
Barnes Group, Inc.	2,061		79,328
Blue Bird Corp.	2,989	[a]	170,402
BWX Technologies, Inc.	5,616		517,402
Comfort Systems USA, Inc.	2,305		754,519
Construction Partners, Inc., Cl. A	27,154	[a]	1,580,634
Core & Main, Inc., CI. A	962	[a]	55,373
Crane Co.	1,730		257,908
Curtiss-Wright Corp.	310		87,674
Donaldson Co., Inc.	5,450		401,556
Dycom Industries, Inc.	720	[a]	129,571
Embraer SA, ADR	10,352	[a]	287,682
EnPro, Inc.	1,475		226,058
Esab Corp.	549		56,448
ESCO Technologies, Inc.	6,564		716,329
Federal Signal Corp.	1,228		113,001
FTAI Aviation Ltd.	1,390		117,205
GMS, Inc.	580	[a]	54,497
Griffon Corp.	891		60,178
IES Holdings, Inc.	423	[a]	64,486
Janus International Group, Inc.	10,388	[a]	144,185
MDU Resources Group, Inc.	3,128		78,951
Moog, Inc., Cl. A	483		81,835
Mueller Industries, Inc.	1,461		86,068
Mueller Water Products, Inc., Cl. A	4,449		82,573
nVent Electric PLC	770		62,663
Powell Industries, Inc.	520		93,527
Primoris Services Corp.	4,567		250,089
RBC Bearings, Inc.	4,321	[a]	1,275,905
REV Group, Inc.	18,831		516,158
SiteOne Landscape Supply, Inc.	4,880	[a]	755,522
SPX Technologies, Inc.	4,018	[a]	560,190
Sterling Infrastructure, Inc.	875	[a]	107,511
The AZEK Company, Inc.	9,486	[a]	454,949
Trex Co., Inc.	12,852	[a]	1,111,441

Statement of Investments (continued)

Description	Shares		Value ($)
Common Stocks - 86.3% (continued)
Capital Goods - 16.6% (continued)
Tutor Perini Corp.	3,570	[a]	78,754
Vertiv Holdings Co., Cl. A	1,085		106,406
Woodward, Inc.	460		85,790
			14,189,580
Commercial & Professional Services - 7.2%
Brady Corp., Cl. A	1,143		78,033
CACI International, Inc., Cl. A	660	[a]	280,157
Casella Waste Systems, Inc., Cl. A	8,061	[a]	810,856
CECO Environmental Corp.	16,768	[a]	419,703
Clean Harbors, Inc.	912	[a]	197,530
ExlService Holdings, Inc.	33,897	[a]	1,012,164
Exponent, Inc.	11,455		1,089,600
Huron Consulting Group, Inc.	3,597	[a]	317,651
MSA Safety, Inc.	1,775		319,500
NV5 Global, Inc.	3,389	[a]	318,498
Parsons Corp.	6,926	[a]	527,415
The Brink's Company	6,025		622,021
UL Solutions, Inc., Cl. A	1,696	[b]	65,415
Verra Mobility Corp.	3,257	[a]	86,766
			6,145,309
Consumer Discretionary Distribution & Retail - 1.7%
Arhaus, Inc.	17,491		329,006
Ollie's Bargain Outlet Holdings, Inc.	13,098	[a]	1,079,668
The Gap, Inc.	2,627		76,078
			1,484,752
Consumer Durables & Apparel - 1.6%
Birkenstock Holding PLC	1,304	[a]	74,328
Cavco Industries, Inc.	361	[a]	128,949
Dream Finders Homes, Inc., Cl. A	7,155	[a]	203,274
Green Brick Partners, Inc.	2,403	[a]	131,204
KB Home	953		67,282
Kontoor Brands, Inc.	1,271		93,215
Levi Strauss & Co., Cl. A	3,495		83,915
Ralph Lauren Corp.	328		61,297
SharkNinja, Inc.	1,192		91,331
Skyline Champion Corp.	5,014	[a]	349,025
Toll Brothers, Inc.	516		62,766
			1,346,586
Consumer Services - 3.3%
Bright Horizons Family Solutions, Inc.	4,442	[a]	466,943
Cava Group, Inc.	1,252	[a]	115,873
Dutch Bros, Inc., Cl. A	2,069	[a]	73,222
First Watch Restaurant Group, Inc.	5,192	[a,b]	102,179
Kura Sushi USA, Inc., Cl. A	614	[a,b]	61,345
Red Rock Resorts, Inc., Cl. A	2,246		115,107
Shake Shack, Inc., Cl. A	1,111	[a]	105,423
Strategic Education, Inc.	580		65,784
Sweetgreen, Inc., Cl. A	3,145	[a]	96,709
Texas Roadhouse, Inc.	8,794		1,518,460
Wingstop, Inc.	172		63,408
			2,784,453
Consumer Staples Distribution & Retail - .7%
Grocery Outlet Holding Corp.	12,855	[a]	282,681
PriceSmart, Inc.	3,015		253,712
Sprouts Farmers Market, Inc.	714	[a]	56,392
			592,785

Description	Shares		Value ($)
Common Stocks - 86.3% (continued)
Energy - 2.5%
Antero Resources Corp.	2,187	[a]	77,923
Archrock, Inc.	4,107		83,126
Cactus, Inc., Cl. A	9,576		491,728
Chord Energy Corp.	313		58,033
International Seaways, Inc.	1,170		75,371
Kodiak Gas Services, Inc.	2,038		56,147
Liberty Energy, Inc.	4,534		111,944
Magnolia Oil & Gas Corp., CI. A	5,062		131,359
Northern Oil & Gas, Inc.	3,169	[b]	129,707
Scorpio Tankers, Inc.	853		70,006
SM Energy Co.	1,255		63,290
TechnipFMC PLC	2,848		74,589
Teekay Tankers Ltd., Cl. A	1,024		74,578
Tidewater, Inc.	1,015	[a]	104,880
Weatherford International PLC	3,820	[a]	459,699
Weatherford International PLC	780	[a]	93,865
			2,156,245
Equity Real Estate Investment Trusts - .4%
Tanger, Inc.	11,363	[c]	315,323
Financial Services - 2.9%
Evercore, Inc., Cl. A	1,714		347,840
EVERTEC, Inc.	9,980		349,001
Hamilton Lane, Inc., Cl. A	2,222		278,838
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,369		78,864
I3 Verticals, Inc., Cl. A	14,000	[a]	272,720
MGIC Investment Corp.	17,867		375,207
MoneyLion, Inc.	772	[a]	76,042
Mr. Cooper Group, Inc.	1,206	[a]	100,580
Piper Sandler Cos.	1,092		231,263
StepStone Group, Inc., Cl. A	2,028		87,082
Victory Capital Holdings, Inc., Cl. A	1,640		85,329
Virtu Financial, Inc., Cl. A	3,390		74,580
WisdomTree, Inc.	15,702		156,549
			2,513,895
Food, Beverage & Tobacco - 1.9%
Celsius Holdings, Inc.	697	[a,b]	55,746
Freshpet, Inc.	6,621	[a]	868,477
J&J Snack Foods Corp.	3,858		627,735
Pilgrim's Pride Corp.	2,065	[a]	74,195
			1,626,153
Health Care Equipment & Services - 8.9%
Addus HomeCare Corp.	3,718	[a]	426,864
Certara, Inc.	41,962	[a]	711,256
Encompass Health Corp.	940		81,207
Enovis Corp.	4,364	[a]	219,378
Evolent Health, Inc., Cl. A	7,903	[a]	167,465
Glaukos Corp.	577	[a]	65,039
Globus Medical, Inc., Cl. A	11,763	[a]	789,415
HealthEquity, Inc.	9,716	[a]	793,603
Hims & Hers Health, Inc.	4,461	[a]	86,633
Integer Holdings Corp.	469	[a,b]	56,862
Lantheus Holdings, Inc.	5,454	[a]	446,301
LeMaitre Vascular, Inc.	6,777		534,570
Neogen Corp.	16,208	[a]	213,135
NeoGenomics, Inc.	14,807	[a]	203,004
Omnicell, Inc.	4,799	[a]	156,399

Statement of Investments (continued)

Description	Shares		Value ($)
Common Stocks - 86.3% (continued)
Health Care Equipment & Services - 8.9% (continued)
PACS Group, Inc.	2,278	[a]	69,251
PROCEPT BioRobotics Corp.	2,772	[a]	184,061
RadNet, Inc.	1,458	[a]	85,497
RxSight, Inc.	5,412	[a]	316,439
STAAR Surgical Co.	5,369	[a]	222,975
Surgery Partners, Inc.	14,985	[a]	413,586
Tandem Diabetes Care, Inc.	3,669	[a]	187,963
Tenet Healthcare Corp.	670	[a]	90,597
The Ensign Group, Inc.	4,218		511,390
TransMedics Group, Inc.	2,371	[a,b]	323,404
UFP Technologies, Inc.	976	[a]	254,112
			7,610,406
Household & Personal Products - 1.1%
BellRing Brands, Inc.	3,167	[a]	184,224
e.l.f. Beauty, Inc.	597	[a]	111,585
Inter Parfums, Inc.	2,566		307,355
WD-40 Co.	1,641		368,716
			971,880
Insurance - 2.8%
Kinsale Capital Group, Inc.	3,017	[b]	1,157,382
Mercury General Corp.	1,590		88,770
Oscar Health, Inc., Cl. A	3,191	[a]	63,692
Palomar Holdings, Inc.	8,880	[a]	753,379
Skyward Specialty Insurance Group, Inc.	10,039	[a]	374,655
			2,437,878
Materials - 2.3%
Aspen Aerogels, Inc.	13,231	[a]	395,872
ATI, Inc.	1,788	[a]	109,676
Balchem Corp.	5,628		864,461
Cabot Corp.	981		100,356
Century Aluminum Co.	3,935	[a]	72,129
Knife River Corp.	4,399	[a]	311,053
Louisiana-Pacific Corp.	845		77,470
			1,931,017
Media & Entertainment - .3%
Ibotta, Inc., Cl. A	1,587	[a]	154,145
PubMatic, Inc., Cl. A	3,100	[a]	67,890
			222,035
Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
ADMA Biologics, Inc.	7,630	[a]	72,867
Alkermes PLC	14,438	[a]	337,849
Amphastar Pharmaceuticals, Inc.	4,299	[a]	181,977
Apogee Therapeutics, Inc.	2,771	[a,b]	126,468
Ascendis Pharma A/S, ADR	1,173	[a]	158,472
Azenta, Inc.	3,841	[a]	194,009
BioLife Solutions, Inc.	6,624	[a,b]	142,284
Bio-Techne Corp.	7,646		590,195
Blueprint Medicines Corp.	1,069	[a]	112,844
Collegium Pharmaceutical, Inc.	4,498	[a]	149,064
Crinetics Pharmaceuticals, Inc.	3,547	[a]	157,522
Day One Biopharmaceuticals, Inc.	4,055	[a]	53,810
Dyne Therapeutics, Inc.	2,185	[a]	69,658
Enliven Therapeutics, Inc.	1,527	[a]	34,464
Halozyme Therapeutics, Inc.	10,522	[a]	466,020
Ideaya Biosciences, Inc.	3,060	[a]	111,843
Insmed, Inc.	2,229	[a]	122,706

Description	Shares		Value ($)
Common Stocks - 86.3% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.0% (continued)
Intra-Cellular Therapies, Inc.	3,279	[a]	220,480
Janux Therapeutics, Inc.	1,141	[a,b]	61,044
KalVista Pharmaceuticals, Inc.	4,895	[a]	57,125
Krystal Biotech, Inc.	3,149	[a]	503,997
Medpace Holdings, Inc.	141	[a]	54,474
Merus NV	2,148	[a]	114,360
Mesa Laboratories, Inc.	1,477		141,349
Nuvalent, Inc., CI. A	2,445	[a,b]	160,441
REVOLUTION Medicines, Inc.	4,036	[a]	154,700
Silence Therapeutics PLC, ADR	4,238	[a]	88,956
SpringWorks Therapeutics, Inc.	1,402	[a]	58,127
Spyre Therapeutics, Inc.	2,433	[a]	85,033
Tarsus Pharmaceuticals, Inc.	1,617	[a]	53,296
Twist Bioscience Corp.	1,331	[a,b]	55,769
Vaxcyte, Inc.	2,405	[a]	168,999
Vera Therapeutics, Inc.	2,834	[a]	107,663
Vericel Corp.	9,130	[a]	435,501
Viking Therapeutics, Inc.	6,252	[a]	389,249
			5,992,615
Real Estate Management & Development - .1%
FirstService Corp.	835	[a]	122,845
Semiconductors & Semiconductor Equipment - 5.2%
Allegro MicroSystems, Inc.	10,562	[a]	318,339
Axcelis Technologies, Inc.	1,757	[a]	197,645
Cirrus Logic, Inc.	695	[a]	79,717
Credo Technology Group Holding Ltd.	3,487	[a]	90,906
FormFactor, Inc.	1,754	[a]	95,979
Impinj, Inc.	570	[a]	93,292
Lattice Semiconductor Corp.	4,486	[a]	333,041
Monolithic Power Systems, Inc.	622		457,562
Onto Innovation, Inc.	12,181	[a]	2,639,623
Semtech Corp.	2,171	[a]	84,430
Veeco Instruments, Inc.	2,281	[a]	92,723
			4,483,257
Software & Services - 11.2%
Agilysys, Inc.	10,196	[a]	973,412
Alarm.com Holdings, Inc.	9,688	[a]	633,692
AppFolio, Inc., Cl. A	1,422	[a]	324,671
AvePoint, Inc.	8,347	[a]	75,290
Blackbaud, Inc.	9,126	[a]	711,280
BlackLine, Inc.	6,406	[a,b]	305,694
Cleanspark, Inc.	2,841	[a]	45,655
Commvault Systems, Inc.	974	[a]	104,788
Confluent, Inc., Cl. A	1,976	[a]	51,317
DoubleVerify Holdings, Inc.	27,962	[a]	508,908
Elastic NV	1,156	[a]	120,282
Envestnet, Inc.	6,673	[a,b]	437,148
Fair Isaac Corp.	512	[a]	660,444
Kyndryl Holdings, Inc.	2,909	[a]	77,408
Nutanix, Inc., Cl. A	6,755	[a]	373,653
Perficient, Inc.	7,232	[a]	536,253
Q2 Holdings, Inc.	1,592	[a]	96,825
SEMrush Holdings, Inc., Cl. A	4,894	[a]	74,682
SentinelOne, Inc., Cl. A	3,343	[a]	56,263
SPS Commerce, Inc.	5,774	[a]	1,086,031
The Descartes Systems Group, Inc.	12,966	[a]	1,197,151

Statement of Investments (continued)

Description		Shares		Value ($)
Common Stocks - 86.3% (continued)
Software & Services - 11.2% (continued)
Tyler Technologies, Inc.		1,057	[a]	507,741
Verint Systems, Inc.		3,272	[a]	97,048
Vertex, Inc., Cl. A		7,206	[a]	238,158
Wix.com Ltd.		1,288	[a]	207,497
Zeta Global Holdings Corp., Cl. A		5,379	[a]	87,839
				9,589,130
Technology Hardware & Equipment - 4.3%
Badger Meter, Inc.		490		94,550
Crane NXT Co.		4,532	[b]	286,513
Digi International, Inc.		12,837	[a]	312,709
ePlus, Inc.		8,022	[a]	600,366
Fabrinet		378	[a]	90,542
Itron, Inc.		2,308	[a]	248,225
Mirion Technologies, Inc.		13,248	[a]	143,873
Napco Security Technologies, Inc.		1,344	[b]	66,730
Novanta, Inc.		5,801	[a]	940,690
OSI Systems, Inc.		3,224	[a]	463,418
Super Micro Computer, Inc.		393	[a]	308,313
TTM Technologies, Inc.		4,346	[a]	80,836
				3,636,765
Telecommunication Services - .1%
AST SpaceMobile, Inc.		7,469	[a,b]	61,806
Transportation - 1.7%
Allegiant Travel Co.		1,886	[b]	100,335
ArcBest Corp.		1,304		137,598
Kirby Corp.		2,010	[a]	249,582
Marten Transport Ltd.		24,989		442,305
SkyWest, Inc.		3,676	[a]	274,486
TFI International, Inc.		2,007		265,486
				1,469,792
Total Common Stocks (cost $48,504,770)				73,864,218

Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares Russell 2000 Growth ETF (cost $493,508)		1,883	[b]	496,396
		Number of Rights
Rights - .0%
Pharmaceuticals, Biotechnology & Life Sciences - .0%
Omniab Operations, Inc.-Earnout 12.5		4,894	[d]	0
Omniab Operations, Inc.-Earnout 15.0		4,894	[d]	0
Total Rights (cost $6,958)				0
	1-Day Yield (%)
Investment Companies - 15.9%
Registered Investment Companies - 15.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,670,229)	5.43	13,670,229	[e]	13,670,229

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $744,766)	5.43	744,766	[e]	744,766
Total Investments (cost $63,420,231)		103.7%		88,775,609
Liabilities, Less Cash and Receivables		(3.7%)		(3,170,043)
Net Assets		100.0%		85,605,566

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At May 31, 2024, the value of the fund’s securities on loan was $4,089,511 and the value of the collateral was $4,205,932, consisting of cash collateral of $744,766 and U.S. Government & Agency securities valued at $3,461,166. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d The fund held Level 3 securities at May 31, 2024. These securities were valued at $0 or .0% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 5/31/2023	Purchases ($)†	Sales ($)	Value ($) 5/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - 15.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 15.9%	11,656,685	207,645,804	(205,632,260)	13,670,229	449,449
Investment of Cash Collateral for Securities Loaned - .9%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	-	30,480,447	(29,735,681)	744,766	27,621	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,192,349	5,077,178	(8,269,527)	-	8,637	†††
Total - 16.8%	14,849,034	243,203,429	(243,637,468)	14,414,995	485,707

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,089,511)—Note 1(c):
Unaffiliated issuers	49,005,236	74,360,614
Affiliated issuers	14,414,995	14,414,995
Receivable for investment securities sold		767,044
Dividends and securities lending income receivable		76,742
Tax reclaim receivable—Note 1(b)		4,524
Prepaid expenses		51,980
		89,675,899
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		103,511
Payable for shares of Common Stock redeemed		2,547,645
Liability for securities on loan—Note 1(c)		744,766
Payable for investment securities purchased		592,334
Interest payable—Note 2		2,665
Directors’ fees and expenses payable		2,540
Other accrued expenses		76,872
		4,070,333
Net Assets ($)		85,605,566
Composition of Net Assets ($):
Paid-in capital		25,977,266
Total distributable earnings (loss)		59,628,300
Net Assets ($)		85,605,566

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,001,884	162,867	5,521,937	78,918,878
Shares Outstanding	48,402	9,674	247,291	3,517,013
Net Asset Value Per Share ($)	20.70	16.84	22.33	22.44

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2024

Investment Income ($):
Income:
Cash dividends (net of $3,275 foreign taxes withheld at source):
Unaffiliated issuers	805,946
Affiliated issuers	449,449
Income from securities lending—Note 1(c)	36,258
Interest	548
Total Income	1,292,201
Expenses:
Management fee—Note 3(a)	1,555,392
Professional fees	108,110
Registration fees	61,888
Chief Compliance Officer fees—Note 3(c)	51,270
Custodian fees—Note 3(c)	44,664
Prospectus and shareholders’ reports	19,193
Directors’ fees and expenses—Note 3(d)	16,355
Shareholder servicing costs—Note 3(c)	12,583
Interest expense—Note 2	3,694
Loan commitment fees—Note 2	3,536
Distribution fees—Note 3(b)	1,173
Miscellaneous	30,939
Total Expenses	1,908,797
Less—reduction in expenses due to undertaking—Note 3(a)	(203,022)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,187)
Net Expenses	1,703,588
Net Investment (Loss)	(411,387)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	47,850,628
Net change in unrealized appreciation (depreciation) on investments	(22,342,217)
Net Realized and Unrealized Gain (Loss) on Investments	25,508,411
Net Increase in Net Assets Resulting from Operations	25,097,024

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2024	2023
Operations ($):
Net investment (loss)	(411,387)	(868,545)
Net realized gain (loss) on investments	47,850,628	6,176,750
Net change in unrealized appreciation (depreciation) on investments	(22,342,217)	(22,853,685)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,097,024	(17,545,480)
Distributions ($):
Distributions to shareholders:
Class A	(67,617)	(137,671)
Class C	(12,411)	(20,335)
Class I	(424,347)	(895,234)
Class Y	(10,245,831)	(21,108,847)
Total Distributions	(10,750,206)	(22,162,087)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	38,670	392,051
Class C	9,700	-
Class I	3,086,833	5,981,378
Class Y	17,127,380	31,756,247
Distributions reinvested:
Class A	67,617	137,671
Class C	11,937	19,717
Class I	372,870	733,965
Class Y	5,052,851	9,762,677
Cost of shares redeemed:
Class A	(323,202)	(766,021)
Class C	(33,915)	(54,923)
Class I	(6,990,981)	(10,311,895)
Class Y	(160,043,428)	(206,647,629)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(141,623,668)	(168,996,762)
Total Increase (Decrease) in Net Assets	(127,276,850)	(208,704,329)
Net Assets ($):
Beginning of Period	212,882,416	421,586,745
End of Period	85,605,566	212,882,416
Capital Share Transactions (Shares):
Class A
Shares sold	1,935	18,552
Shares issued for distributions reinvested	3,491	7,261
Shares redeemed	(16,372)	(38,071)
Net Increase (Decrease) in Shares Outstanding	(10,946)	(12,258)
Class C
Shares sold	572	-
Shares issued for distributions reinvested	755	1,245
Shares redeemed	(2,043)	(3,207)
Net Increase (Decrease) in Shares Outstanding	(716)	(1,962)
Class Ia
Shares sold	144,455	272,819
Shares issued for distributions reinvested	17,858	36,174
Shares redeemed	(327,041)	(475,509)
Net Increase (Decrease) in Shares Outstanding	(164,728)	(166,516)
Class Ya
Shares sold	806,221	1,473,044
Shares issued for distributions reinvested	240,956	479,503
Shares redeemed	(7,394,602)	(9,364,076)
Net Increase (Decrease) in Shares Outstanding	(6,347,425)	(7,411,529)

[a]

During the period ended May 31, 2024, 132,995 Class Y shares representing $2,861,528 were exchanged for 133,582 Class I shares and during the period ended May 31, 2023, 256,997 Class Y shares representing $5,658,249 were exchanged for 257,852 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

	Year Ended May 31,
Class A Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	19.15	22.07	33.26	23.63	23.18
Investment Operations:
Net investment (loss)[a]	(.11)	(.13)	(.21)	(.25)	(.16)
Net realized and unrealized gain (loss) on investments	3.05	(.98)	(5.45)	12.38	1.87
Total from Investment Operations	2.94	(1.11)	(5.66)	12.13	1.71
Distributions:
Dividends from net realized gain on investments	(1.39)	(1.81)	(5.53)	(2.50)	(1.26)
Net asset value, end of period	20.70	19.15	22.07	33.26	23.63
Total Return (%)[b]	15.79	(4.90)	(20.28)	52.22	7.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.45	1.35	1.37	1.39
Ratio of net expenses to average net assets	1.30	1.30	1.30	1.30	1.30
Ratio of net investment (loss) to average net assets	(.55)	(.61)	(.72)	(.82)	(.68)
Portfolio Turnover Rate	81.76	90.57	98.16	112.92	105.26
Net Assets, end of period ($ x 1,000)	1,002	1,137	1,581	1,998	1,326

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	15.93	18.82	29.38	21.24	21.10
Investment Operations:
Net investment (loss)[a]	(.21)	(.23)	(.37)	(.40)	(.31)
Net realized and unrealized gain (loss) on investments	2.51	(.85)	(4.66)	11.04	1.71
Total from Investment Operations	2.30	(1.08)	(5.03)	10.64	1.40
Distributions:
Dividends from net realized gain on investments	(1.39)	(1.81)	(5.53)	(2.50)	(1.26)
Net asset value, end of period	16.84	15.93	18.82	29.38	21.24
Total Return (%)[b]	14.94	(5.68)	(20.84)	50.99	6.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.48	2.34	2.22	2.31	2.16
Ratio of net expenses to average net assets	2.05	2.05	2.05	2.05	2.05
Ratio of net investment (loss) to average net assets	(1.30)	(1.36)	(1.47)	(1.56)	(1.43)
Portfolio Turnover Rate	81.76	90.57	98.16	112.92	105.26
Net Assets, end of period ($ x 1,000)	163	166	232	294	460

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended May 31,
Class I Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	20.51	23.45	34.89	24.63	24.05
Investment Operations:
Net investment (loss)[a]	(.06)	(.08)	(.13)	(.16)	(.09)
Net realized and unrealized gain (loss) on investments	3.27	(1.05)	(5.78)	12.92	1.93
Total from Investment Operations	3.21	(1.13)	(5.91)	12.76	1.84
Distributions:
Dividends from net realized gain on investments	(1.39)	(1.81)	(5.53)	(2.50)	(1.26)
Net asset value, end of period	22.33	20.51	23.45	34.89	24.63
Total Return (%)	16.12	(4.74)	(20.01)	52.63	7.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.09	.99	1.00	1.01
Ratio of net expenses to average net assets	1.05	1.05	.99	1.00	1.01
Ratio of net investment (loss) to average net assets	(.30)	(.36)	(.41)	(.52)	(.37)
Portfolio Turnover Rate	81.76	90.57	98.16	112.92	105.26
Net Assets, end of period ($ x 1,000)	5,522	8,451	13,564	18,091	8,826

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	20.59	23.51	34.96	24.66	24.07
Investment Operations:
Net investment (loss)[a]	(.05)	(.06)	(.12)	(.15)	(.08)
Net realized and unrealized gain (loss) on investments	3.29	(1.05)	(5.80)	12.95	1.93
Total from Investment Operations	3.24	(1.11)	(5.92)	12.80	1.85
Distributions:
Dividends from net realized gain on investments	(1.39)	(1.81)	(5.53)	(2.50)	(1.26)
Net asset value, end of period	22.44	20.59	23.51	34.96	24.66
Total Return (%)	16.21	(4.64)	(20.00)	52.73	7.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.02	.96	.96	.97
Ratio of net expenses to average net assets	.98	.98	.96	.96	.97
Ratio of net investment (loss) to average net assets	(.23)	(.29)	(.38)	(.48)	(.34)
Portfolio Turnover Rate	81.76	90.57	98.16	112.92	105.26
Net Assets, end of period ($ x 1,000)	78,919	203,129	406,209	727,826	462,795

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Select Managers Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY”), serves as the fund’s investment adviser and the fund’s portfolio allocation manager. EAM Investors, LLC (“EAM”), Geneva Capital Management, LLC (“Geneva”), Granite Investment Partners, LLC (“Granite”), Nicholas Investment Partners, L.P. (“Nicholas”), Redwood Investments, LLC (“Redwood”) and Rice Hall James & Associates, LLC (“Rice Hall”), serve as the fund’s sub-advisers (collectively the “Sub-Advisers”), each managing an allocated portion of the fund’s portfolio.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue 425 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	73,864,218	-	-	73,864,218
Exchange-Traded Funds	496,396	-	-	496,396
Rights	-	-	0	0
Investment Companies	14,414,995	-	-	14,414,995

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Rights ($)
Balance as of 5/31/2023†	0
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 5/31/2024†	0
The amount of total net realized gain (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 5/31/2024	-

† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of May 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended May 31, 2024, BNY earned $4,937 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of May 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	4,089,511		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	4,089,511		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(4,089,511)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many

NOTES TO FINANCIAL STATEMENTS (continued)

issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Multi-Manager Risk: Each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser. In addition, if one sub-adviser buys a security during a time frame when another sub-adviser sells it, the fund will incur transaction costs and the fund’s net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

Allocation Risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the Adviser to allocate effectively the fund’s assets among the sub-advisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2024, the fund did not incur any interest or penalties.

Each tax year for the four-year period ended May 31, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,618,999, undistributed capital gains $32,274,432 and unrealized appreciation $23,734,869.

The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2024 and May 31, 2023 were as follows: long-term capital gains $10,750,206 and $22,162,087, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY (the “BNY Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNY Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended May 31, 2024, the fund was charged $3,694 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2024 was approximately $57,924 with a related weighted average annualized interest rate of 6.38%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2023 through September 29, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A, C, I and Y shares of the fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.05%, 1.05%, 1.05% and .98% of the value of the respective class’ average daily net assets. On or after September 29, 2024, the Adviser may terminate these expense limitations at any time. The reduction in expenses, pursuant to the undertaking, amounted to $203,022 during the period ended May 31, 2024.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Advisers, each serves as the fund’s sub-adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each sub-adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended May 31, 2024, the Distributor retained $46 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended May 31, 2024, Class C shares were charged $1,173 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2024, Class A and Class C shares were charged $2,624 and $391, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2024, the fund was charged

NOTES TO FINANCIAL STATEMENTS (continued)

$5,243 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,187.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2024, the fund was charged $44,664 pursuant to the custody agreement.

During the period ended May 31, 2024, the fund was charged $51,270 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $90,145, Distribution Plan fees of $103, Shareholder Services Plan fees of $247, Custodian fees of $17,500, Chief Compliance Officer fees of $16,727 and Transfer Agent fees of $832, which are offset against an expense reimbursement currently in effect in the amount of $22,043.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2024, amounted to $132,287,262 and $285,690,131, respectively.

At May 31, 2024, the cost of investments for federal income tax purposes was $65,040,740; accordingly, accumulated net unrealized appreciation on investments was $23,734,869, consisting of $27,269,075 gross unrealized appreciation and $3,534,206 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

The Board has approved the liquidation of the fund, a series of the Company, effective on or about July 26, 2024 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of fund management, the fund’s portfolio securities will be sold and the fund may cease to pursue its investment objective and policies. The liquidation of the fund may result in one or more taxable events for shareholders subject to federal income tax. Accordingly, effective on or about June 21, 2024 (the “Closing Date”), the fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the fund is established as an investment option under the plans before the Closing Date.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Select Managers Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Select Managers Small Cap Growth Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc. (the “Company”)), including the statement of investments, as of May 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 23, 2024

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby reports $1.3902 per share as a long-term capital gain distribution paid on December 14, 2023.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 83

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Alan H. Howard (64)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (60)

Board Member (1995)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

• Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024-Present)

No. of Portfolios for which Board Member Serves: 65

———————

Burton N. Wallack (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 14

———————

Benaree Pratt Wiley (78)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 54

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 36

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023. He is an officer of 51 investment companies (comprised of 96 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of BNY since April 2004.

SARAH S. KELLEHER, Secretary since April 2024 and Vice President since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY since March 2013.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021. She is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY since August 2013.

LISA M. KING, Vice President and Assistant Secretary since March 2024.

Vice President and Assistant Secretary. Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 56 years old and has been an employee of BNY since February 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 59 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Managing Counsel of BNY since March 2024; Counsel of BNY from June 2019 to February 2024; and Regulatory Administration Manager at BNY Investment Management Services from September 2018 to May 2019. She is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 39 years old and has been an employee of BNY since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 51 investment companies (comprised of 96 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 51 investment companies (comprised of 96 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

ROBERTO G. MAZZEO, Assistant Treasurer since June 2024.

Financial Reporting Manager - BNY Fund Administration. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of the Adviser since October 2006.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Fund Administration. He is an officer of 52 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 51 investment companies (comprised of 101 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 45 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment

Companies. (Unaudited)

N/A

Item 9. Proxy Disclosures for Open-End Management Investment Companies. (Unaudited)

N/A

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. (Unaudited)

Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets. Directors fees paid by the fund are within Item 7. Statement of Operations as Directors’ fees and expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on March 7, 2024 (the “March Meeting”), the Board considered the approval of a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between BNY Mellon Investment Adviser, Inc. (the “Adviser”) and Redwood Investments, LLC (“Redwood”), one of the fund’s current sub-investment advisers. Due to a change in the ownership and organizational structure of Redwood, the then-current sub-investment advisory agreement (the “Initial Redwood Sub-Advisory Agreement”) between the Adviser and Redwood was terminated in accordance with the terms of the Initial Redwood Sub-Advisory Agreement and the Investment Company Act of 1940, as amended (the “1940 Act”). The Board members, none of whom are “interested persons” (as defined in the 1940 Act) of the fund (“Independent Directors”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Redwood. In considering the approval of the New Sub-Advisory Agreement, the Board considered several factors that it believed to be relevant, including those discussed below.

At the March Meeting, the Board discussed the acquisition of Redwood by Alger Group Holdings, LLC (“Alger”), effective January 31, 2024 (the “Transaction”). As a result of the Transaction, Redwood became a wholly-owned subsidiary of Alger, a privately-held, women-owned and minority-led growth equity investment manager, founded in 1964. In announcing the Transaction, Alger stated that Redwood would maintain its independent investment process and team, led by Co-founders, Co-Chief Investment Officers and Managing Partners, Jennifer K. Silver and Michael J. Mufson.

At the March Meeting, the Board discussed the Transaction with representatives of the Adviser, as well as the terms of the New Sub-Advisory Agreement and the implications, if any, the Transaction had for Redwood’s performance as a sub-adviser to the fund. At the March Meeting, representatives of the Adviser confirmed that there would be no change in Redwood’s investment process for managing its allocated portion of the fund’s investment portfolio as a result of the Transaction and no diminution in the nature, extent or quality of the services provided to the fund in connection with implementation of the New Sub-Advisory Agreement.

At the March Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which Redwood would continue to serve as a sub-adviser to the fund. The recommendation for the approval of the New Sub-Advisory Agreement was based on the following considerations, among others: (i) the Transaction was not expected to have a material impact on the nature, extent or quality of the sub-investment advisory services that Redwood provides to the fund; (ii) the Redwood personnel who have been principally responsible for managing Redwood’s allocated portion of the fund’s investment portfolio would continue to serve in their respective senior capacities with Redwood; and (iii) the terms of the New Sub-Advisory Agreement were substantially the similar in material respects to the Initial Redwood Sub-Advisory Agreement. The Board also considered the fact that the Adviser continued to express confidence in Redwood and its investment management capabilities.

At the March Meeting, the Board, including a majority of the Independent Directors, considered and approved the New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered information presented to them as part of the annual agreement review process at a meeting held on October 30-31, 2023 (the “October Meeting”) and materials prepared by the Adviser received in advance of the October Meeting and the March Meeting and other information, which included: (i) a copy of a form of the New Sub-Advisory Agreement; (ii) information regarding the Transaction and the Adviser’s rationale for retaining Redwood following the closing of the Transaction; (iii) information regarding Redwood’s investment process; (iv) information regarding Redwood’s reputation, investment management business, personnel, and operations, and the effect that the Transaction may have on Redwood’s business and operations; (v) information regarding Redwood’s brokerage and trading policies and practices; (vi) information regarding the level of sub-investment advisory fees charged by Redwood; (vii) information regarding Redwood’s historical performance returns managing its allocated portion of the fund’s portfolio, including information comparing that performance to a relevant index; (viii) information regarding Redwood’s compliance program; and (ix) Redwood’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser at the March Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by Redwood. In examining the nature, extent and quality of the services that had been furnished by Redwood to the fund under the Initial Redwood Sub-Advisory Agreement, and were expected to be provided by Redwood to the fund under the New Sub-Advisory Agreement, the Board considered: (i) Redwood’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) Redwood’s expertise in providing portfolio management services to the fund and the performance history of Redwood’s allocated portion of the fund’s portfolio; (iii) Redwood’s investment strategy for the fund; (iv) Redwood’s long- and short-term performance relative to an unmanaged index; and

(v) Redwood’s compliance program. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services provided to the fund by Redwood. The Board also noted that the executive and portfolio management teams of Redwood were expected to stay in place after consummation of the Transaction. The Board concluded that the fund and its shareholders would continue to benefit from the quality and experience of Redwood’s investment professionals. Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services provided by Redwood under the Initial Redwood Sub-Advisory Agreement, as well as Redwood’s ability to render such services based on its experience, operations and resources, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement.

Investment Performance of Redwood. The Board considered Redwood’s investment performance in managing its allocated portion of the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreement. The Board compared this historical performance to a relevant benchmark and concluded that Redwood’s historical performance record in managing its allocated portion of the fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board recognized that, because Redwood’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement and, therefore, the Board received and considered at the October Meeting a profitability analysis of the Adviser and its affiliates. The Board noted that the fee payable to Redwood by the Adviser under the New Sub-Advisory Agreement was the same as that payable under the Initial Redwood Sub-Advisory Agreement and, thus, approval of the New Sub-Advisory Agreement had no impact on the Adviser’s profitability. The Board concluded that the proposed fee payable to Redwood by the Adviser with respect to the assets to be allocated to Redwood in its capacity as sub-adviser was reasonable and appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services provided to the fund by the Adviser and Redwood under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because Redwood’s fee would continue to be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Management Agreement. Accordingly, consideration of economies of scale with respect to Redwood was not relevant to the Board’s determination to approve the New Sub-Advisory Agreement.

The Board also considered whether there were any ancillary benefits that accrued to Redwood as a result of Redwood’s relationship with the fund. The Board concluded that Redwood may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that Redwood was required to select brokers who met the fund’s requirements for seeking best execution, and that the Adviser monitored and evaluated Redwood’s trade execution with respect to fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that had accrued and were expected to continue to accrue to Redwood by virtue of its relationship with the fund were reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, concluded that the approval of the New Sub-Advisory Agreement was in the best interests of the fund, and approved the New Sub-Advisory Agreement for the fund.

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© 2024 BNY Mellon Securities Corporation Code-6289NCSRAR0524

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Portfolio Managers for Closed-End Management Investment Companies.

  Not applicable.

Item 14. Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

 Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

 There have been no materials changes to the procedures applicable to Item 15.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

  Not applicable.

Item 19. Exhibits.

  (a)(1) Code of ethics referred to in Item 2.

  (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

  (a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: July 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

 David J. DiPetrillo

 President (Principal Executive Officer)

Date: July 24, 2024

By: /s/ James Windels

 James Windels

 Treasurer (Principal Financial Officer)

Date: July 24, 2024

EXHIBIT INDEX

 (a)(1) Code of ethics referred to in Item 2.

 (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

 (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)